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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 10, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             CANADA                    001-32312
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA                 30326
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     (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On August 10, 2005, Novelis Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Novelis Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

EXHIBIT NO.     DESCRIPTION
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   99.1         Press release of Novelis Inc., issued on August 10, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                               NOVELIS INC.
                                                               ------------
                                                               (Registrant)

Date:  August 10, 2005
                                                               /s/ DAVID KENNEDY
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                                                               David Kennedy
                                                               Secretary